SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549

                           FORM 8-K

     CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                THE SECURITIES ACT OF 1934


Date of Report (Date of earliest event reported)  October 7, 1998
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                     Circon Corporation
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      (Exact name of registrant as specified in its charter)


    Delaware                2-83879           95-3079904
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(State or other           (Commission       (I.R.S. Employer
 jurisdiction             File Number      Identification No.)
of the Incorporation



     6500 Hollister Avenue, Santa Barbara, California 93117
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    (Address of principal executive offices)       (Zip Code)

Registration's telephone number, including area code: (805) 685-5100
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                           (same as above)
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   (Former name or former address, if changed since last report.)





ITEM 5.    OTHER EVENTS


      Circon Corporation announced that its Board of Directors has set October 23, 1998, as the record date for stockholders entitled to vote at the 1998 Annual Meeting and set November 24, 1998, as the date of the Annual Meeting. The time and place of the Annual Meeting will be identified in the Company's proxy materials that will be distributed to stockholders prior to the Meeting.



SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CIRCON CORPORATION
                                             a Delaware Corporation
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                                               (Registrant)





Date: October 8, 1998                   By: /s/R. Bruce Thompson
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                                           R. Bruce Thompson
                                           Executive Vice President and
                                           Chief Financial Officer